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EXHIBIT 99.1

MICROISLET IMPLEMENTS STAFFING CHANGES TO FURTHER THE COMPANY'S NEW CORPORATE STRATEGY.

Monday July 23, 9:00 am ET

SAN DIEGO, July 23, 2007 (PRIME NEWSWIRE) -- As previously announced, MicroIslet, Inc. (OTC BB:MIIS.OB - News) (the "Company") has refocused its efforts to accelerate the clinical testing of the Company's "MicroIslet-PTM" encapsulated islet preparation in persons suffering from type 1 diabetes. In a first clinical phase, MicroIslet intends to initiate xenograft clinical trials in locations outside of the United States. As part of this strategy, the Company has recently implemented changes to both its management and Board of Directors. A second phase of this approach has now been initiated, and includes a shift in developmental expenditures and personnel. Accordingly, MicroIslet has decided to use outside facilities that operate under Good Manufacturing Practices (GMP) for islet isolation and encapsulation. These functions were previously performed in-house in non-GMP facilities, which was acceptable for preclinical development but not for human transplantation. MicroIslet also intends to refocus R&D efforts on finalizing its existing encapsulation technology for human transplantation. The Company is also exploring strategic partnership opportunities that may expedite and advance human clinical testing, both abroad and in the United States. The Company expects to make announcements regarding GMP facilities and other strategic partnerships later in the year. The current management and Board are extremely grateful to the employees who have made this a very smooth transition period.

"On behalf of the management and Board of Directors, I want to extend our deep appreciation to the departing employees of MicroIslet. In any change of strategy, difficult staffing decisions have to be made, and such was the case here. The ultimate goal of MicroIslet, a transplantation therapy for diabetic patients, remains one of the most important and overdue advances in medicine. I am confident that our new direction will add to the existing foundations of excellence built by the employees of MicroIslet," said Michael J. Andrews, CEO.

About MicroIslet:
MicroIslet is a biotechnology company engaged in the research, development, and commercialization of patented technologies in the field of transplantation therapy for people with conditions requiring cell-based replacement treatments, with a focus on type 1, or insulin dependent diabetes. MicroIslet's patented islet transplantation technology, exclusively licensed from Duke University, along with its own developments, constitute methods for isolating, culturing, cryopreservation, and immuno-protection (microencapsulation) of islet cells. MicroIslet intends to continue its research and development efforts, and ultimately, to introduce products to the market.

EXCEPT FOR THE HISTORICAL INFORMATION CONTAINED HEREIN, THE MATTERS SET FORTH IN THIS PRESS RELEASE ARE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE FORWARD-LOOKING STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT MAY CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY, INCLUDING MICROISLET'S NEED TO RAISE SUBSTANTIAL ADDITIONAL FUNDS IN ORDER TO FUND ITS NEW STRATEGY AND CONTINUE AS A GOING CONCERN, THE RISKS AND UNCERTAINTIES INHERENT IN MEDICAL TREATMENT DISCOVERY, DEVELOPMENT AND COMMERCIALIZATION, THE RISKS AND UNCERTAINTIES ASSOCIATED WITH MICROISLET'S EARLY STAGE XENOTRANSPLANTATION TECHNOLOGIES, THE RISKS AND UNCERTAINTIES OF GOVERNMENTAL APPROVALS AND REGULATION, INCLUDING FOREIGN GOVERNMENT APPROVALS FOR CLINICAL TRIALS OUTSIDE THE UNITED STATES, DEPENDENCE ON FIOS THERAPEUTICS AS A SOLE SOURCE SUPPLIER OF ANIMAL PARTS FOR PRE-CLINICAL AND CLINICAL STUDIES, THE RISKS AND UNCERTAINTIES ASSOCIATED WITH THIRD-PARTY OUTSOURCED MANUFACTURING AND STRATEGIC PARTNERSHIPS, INCLUDING THE NEED TO IDENTIFY AND NEGOTIATE TERMS WITH SUCH ENTITIES, THE RISKS THAT MICROISLET'S COMPETITORS WILL DEVELOP OR MARKET TECHNOLOGIES OR PRODUCTS THAT ARE MORE EFFECTIVE OR COMMERCIALLY ATTRACTIVE THAN MICROISLET'S PRODUCTS, AND OTHER RISKS DETAILED FROM TIME TO TIME IN MICROISLET'S MOST RECENT FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE FORWARD-LOOKING STATEMENTS SPEAK ONLY AS OF THE DATE HEREOF. MICROISLET DISCLAIMS ANY INTENT OR OBLIGATION TO UPDATE THESE FORWARD-LOOKING STATEMENTS.

Additional information about MicroIslet can be found at http://www.microislet.com.

CONTACT:
          MicroIslet, Inc.
          Michael J. Andrews, Chief Executive Officer
          858-657-0287

Source: MicroIslet, Inc.